Prospectus
and Application of
------------------
                 MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                 EQUITY INDEX FUND

                 ALL AMERICA FUND

                 BOND FUND

                 MONEY MARKET FUND

                 May 1, 2000

                 ---------------------------------------------------------------

                                                       Distributed by:
                                                       MUTUAL OF AMERICA
Institutional                                          SECURITIES CORPORATION
Funds

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
320 Park Avenue, New York, New York 10022                         1-800-914-8716
--------------------------------------------------------------------------------

Mutual of America  Institutional Funds, Inc. is a mutual fund. It has these four
Funds:

      o Equity Index Fund
      o All America Fund
      o Bond Fund
      o Money Market Fund

Institutional investors, such as endowments, foundations and other not-for-profit organizations, corporations and municipalities and other public entities, may purchase shares of the Funds. An initial investment must be at least $25,000, and each subsequent investment must be at least $5,000.

There is no sales charge due upon the purchase or sale of Fund shares. An investor must send the payment price for shares purchased, and will receive redemption proceeds for shares sold, by wire transfer of Federal Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

Prospectus dated May 1, 2000

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TABLE OF CONTENTS
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                                                                          Page
                                                                          ----
Summary of How Our Funds Invest .....................................      1
   Equity Index Fund ................................................      1
   All America Fund .................................................      1
   Bond Fund ........................................................      2
   Money Market Fund ................................................      2
   Average Annual Total Returns .....................................      4
   Annual Fees and Expenses .........................................      4
   Comparison With Prior Performance of Similar Funds ...............      5

Management of the Funds .............................................      7
The Adviser .........................................................      7
Subadvisers for a Portion of the All America Fund ...................      7
Portfolio Managers ..................................................      8

Details about How Our Funds Invest and Related Risks ................      9

   Investment Objectives and Strategies:
     Equity Index Fund ..............................................      9
     All America Fund ...............................................      9
     Bond Fund ......................................................     11
     Money Market Fund ..............................................     12
   Risks of Investing in a Stock Fund ...............................     12
   Risks of Investing in a Bond Fund ................................     13
   Specific Investments or Strategies, and Related Risks ............     14

Information on Fund Shares ..........................................     16
   Pricing of Funds' Shares .........................................     16
   Purchases of Fund Shares .........................................     16
   How to Purchase Shares of the Funds ..............................     17
   Redemptions of Fund Shares .......................................     17
   Exchanges of Fund Shares .........................................     18
   How to Place a Redemption or Exchange Order ......................     18
   Shareholder Reports and Confirmation Statements ..................     19
   Dividends, Capital Gains Distributions and Taxation of Funds .....     19
   Shareholder Taxation .............................................     20

Financial Highlights ................................................     21

You May Obtain More Information ..................................... Back cover

--  An Application is included with this Prospectus --

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SUMMARY OF HOW OUR FUNDS INVEST
--------------------------------------------------------------------------------

Each Fund of Mutual of America Institutional Funds, Inc. (the Investment Company) has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds' different investment strategies will affect the returns of the Funds and the risks of investing in each Fund.

A Fund may not achieve its objective. An investment in any of the Funds could decline in value.

Equity Index Fund
--------------------------------------------------------------------------------

The Fund seeks investment results that correspond to the investment performance of the Standard & Poor's Composite Index of 500 Stocks (the S&P 500(R) Index). The Fund invests primarily in the 500 common stocks included in the S&P 500 Index.

    o Securities in the S&P 500 Index generally are issued by companies with large market capitalizations.

    o Securities are included in the Index based on industry weightings and the issuers' leading positions in those industries.

An investment in the Equity Index Fund is subject to market risk, which refers to changes in the value of security holdings (volatility of price) when conditions in the securities markets change or the economic environment changes. The securities in the Fund's portfolio also have credit (or financial) risk, which refers to the issuer's earning stability and overall financial soundness.

All America Fund
--------------------------------------------------------------------------------

The Fund attempts to outperform the S&P 500 Index, by investing in a diversified portfolio of primarily common stocks.

    o Approximately 60% of the Fund's assets are invested to replicate the S&P 500 Index by investing in the 500 common stocks included in the S&P 500 Index.

    o Approximately 40% of the Fund's assets are invested by the Adviser and two Subadvisers, with an objective of capital appreciation and, to a lesser extent, current income. The Adviser invests approximately 10% of the Fund's assets primarily in small capitalization value stocks and approximately 10% of the Fund's assets primarily in large capitalization value stocks; one Subadviser invests approximately 10% of the Fund's assets primarily in small capitalization growth stocks; and the other Subadviser invests approximately 10% of the Fund's assets primarily in mid- and large capitalization growth stocks.

An investment in the All America Fund is subject to market risk (changes in value when conditions in the securities market or economic environment change) and financial risk (relating to issuers' earning stability and financial soundness). Approximately 20% of the All America Fund's assets are invested in small capitalization growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk than the portion invested in mid and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange.

Bond Fund
--------------------------------------------------------------------------------

The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity that varies according to the Adviser's view of current market conditions.

The Fund invests primarily in publicly-traded, investment grade debt securities.

    o The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

    o The Fund may invest a significant portion of its assets in a particular type of debt security, such as U.S. Government agency mortgage-backed securities, U.S. Treasury securities, zero coupon securities or securities rated BBB.

    o The Adviser evaluates individual securities and selects securities based on interest income to be generated and generally does not time purchases and sales based on interest rate predictions.

An investment in the Bond Fund is subject to market risk, which includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities held by the Fund. Generally, the market risk for the Bond Fund increases as the average maturity of its securities holdings lengthens. Lower rated investment grade debt securities may be subject to a greater market risk than higher rated debt securities, and below investment grade securities (rated below BBB) are subject to greater market risk than investment grade debt securites. Zero coupon securities may be subject to a greater market risk than securities that pay interest on a regular basis. Mortgage-backed securities or certificates are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise.

An investment in the Bond Fund also involves credit risk, which refers to the ability of the issuer of a security to pay principal and interest as it becomes due. Securities rated BBB or lower have more credit risk than higher-rated securities.

Money Market Fund
--------------------------------------------------------------------------------

The Fund seeks  current  income and  preservation  of  principal by investing in
money  market   instruments  that  meet  certain   requirements  for  liquidity,
investment quality and stability of capital.

    o The average maturity of the instruments the Fund holds will be short-term -- 90 days or less.

    o The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

    o The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

The Money Market Fund pays dividends of income earned on a semi-annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

    o The Fund's net asset value will generally rise during six months as the Fund earns income, before dividends are paid.

    o The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of June and December each year.

A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Money Market Fund has a small amount of market risk and financial risk, because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature.

Annual Total Returns
--------------------------------------------------------------------------------

The bar charts below show the annual return of each Fund for the life of the Fund. A chart indicates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period, but a Fund's past performance does not necessarily indicate how it will perform in the future.

Next to each chart is the Fund's highest total return for any calendar quarter during the period covered by the chart, called the best quarter and the Fund's lowest total return for any calendar quarter during the period covered, called the worst quarter. These returns are an indication of the volatility of a Fund's total returns.

 [The following information was depicted as bar charts in the printed material]

      All America Fund:

         1997      1998       1999

0%        26%       21%        26%

The All America Fund began operations on May 1, 1996.

Best quater: 22.0% during fourth quarter 1998

Worst quarter: (13.1)% during third quarter 1998



      Bond Fund:

         1997      1998      1999

0%       8.9%      8.3%      -3.5%

The Bond Fund began operations on May 1, 1996.

Best quarter: 4.8% during third quarter 1998

Worst quarter: (1.2)% during first quarter 1999



      Money Market Fund:

         1998      1999

0%       5.3%      4.9%

The Money Market Fund began operations on May 1, 1997.

Best quarter: 1.4% during fourth quarter 1999

Worst quarter: 1.1% during first quarter 1999



      Equity Index Fund:

             1999

0%           9.0%

The Equity Index Fund began operations on May 3, 1999.

Best quarter: 13.9% during fourth quarter 1999

Worst quarter: (6.3)% during third quarter 1999

Average Annual Total Returns (for periods ended December 31, 1999)

--------------------------------------------------------------------------------

The table below shows the average annual total returns of each Fund for the past one year period and the return for the period of the Fund's operations. The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to those of a broad-based, unmanaged index, or to Treasury Bills for money market investments. A Fund's past performance does not necessarily indicate how it will perform in the future.


                                                                            Past        For Life
                              Fund/Comparative Index(es)                  One Year      of Fund*
-----------------------------------------------------------------------------------------------
         All America Fund .............................................    26.0%         22.8%*

           S&P 500 Index (1) ..........................................    21.0%         26.8%
-----------------------------------------------------------------------------------------------
         Equity Index Fund ............................................     N/A           9.0%

           S&P 500 Index (1) ..........................................    21.0%          9.0%
-----------------------------------------------------------------------------------------------
         Bond Fund ....................................................    (3.5)%         5.0%

           Lehman Brothers Gov't./Corp. Bond Index (2) ................    (2.2)%         6.2%
-----------------------------------------------------------------------------------------------
         Money Market Fund ............................................     4.9%          5.1%

           90-day Treasury Bill Rate ..................................     4.7%          5.0%

           7-day current yield for period ended 12/28/99 was 5.63%
           7-day effective yield (reflecting the compounding of interest)
             for period ended 12/28/99 was 5.79%
-----------------------------------------------------------------------------------------------

* The All America and Bond Funds began operations on May 1, 1996; the Money Market Fund began operations on May 1, 1997 and the Equity Index Fund began operations on May 3, 1999.

(1) The S&P 500(R)is the Standard & Poor's Composite Index of 500 Stocks, a market value-weighted index of the common stock prices of companies included in the S&P 500.

(2) The Lehman Brothers Government/Corporate Bond Index is an index of U.S. Government and corporate bond prices of investment grade bonds with maturities greater than one year and face values over $1 million.

Annual Fees and Expenses
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Annual operating expenses are shown as a percentage of average net assets.


                                                       Equity Index     All America    Bond     Money Market
                                                           Fund            Fund        Fund         Fund
                                                        -----------     -----------    ----     ------------
Shareholder Fees ...................................        none           none        none          none
Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)
Management Fees ....................................         .13%           .50%        .45%          .20%
Other Expenses .....................................         .50            .35         .48           .82
                                                            ----           ----        ----         -----
Total Annual Fund Operating Expenses ...............         .63%           .85%        .93%         1.02%
Expense Reimbursement* .............................        (.31)          (.01)       (.23)         (.62)
                                                            ----           ----        ----         -----
Net Expenses .......................................         .32%           .84%        .70%          .40%
                                                            ====           ====        ====         =====

* The Adviser has contractually agreed for 2000 to limit each Fund's total expenses (excluding taxes, brokerage commissions and extraordinary expenses) to an annual rate of .325% of the net assets of the Equity Index Fund, .85% of net assets for the All America Fund, .70% of net assets for the Bond Fund and .40% of net assets for the Money Market Fund. The Adviser's obligation will continue for each following calendar year unless the Adviser gives notice of termination to the Investment Company at least two weeks before the next year begins.

Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes for each Fund that:

    o  you make an investment of $10,000,

    o  you have a 5% annual return on your investment,

    o  all dividends and distributions are reinvested,

    o Fund operating expenses during the periods shown are limited by the Adviser to the contractual limits only during Year 1, and

    o  you redeem all of your shares at the end of the periods shown.

Although your costs may be higher or lower, your cost based on these assumptions would be:


                                                            1 Year     3 Years(1)   5 Years(1)    10 Years(1)
                                                            ------     ---------    ---------     ----------
       Equity Index Fund ...........................          $33         $105         $184         $  419
       All America Fund ............................          $87         $275         $481         $1,096
       Bond Fund ...................................          $72         $226         $396         $  902
       Money Market Fund ...........................          $41         $129         $226         $  516

   (1) The expenses used in the Example, other than for 1 Year, are those shown in the table above without reimbursement of expenses by the Adviser.

Comparison With Prior Performance of Similar Funds
--------------------------------------------------------------------------------

The investment policies, objectives and strategies of the Investment Company's Equity Index Fund, All America Fund, Bond Fund and Money Market Fund are substantially identical to those of Mutual of America Investment Corporation's Equity Index Fund, All America Fund, Bond Fund and Money Market Fund (called the VP or Variable Products Funds). In addition, the Adviser and Subadvisers for these Variable Products Funds are the same as for the corresponding Investment Company Fund, and the portfolio managers are the same.

Shares of the Variable Products Funds are sold only to separate accounts of Mutual of America Life Insurance Company and its indirect wholly owned subsidiary, The American Life Insurance Company of New York, as a funding medium for variable accumulation annuity contracts and variable life insurance policies issued by these companies.

Below are average annual total returns for the VP Funds, based on information about the VP Funds that the Adviser has provided, compared to returns for the Investment Company's Funds for the periods indicated. Past performance of the Variable Products Funds is not predictive of future performance. Investors should not consider performance data for the VP Funds as an indication of the future performance of the Equity Index, All America, Bond and Money Market Funds offered under this Prospectus.

           Average Annual Total Returns of the Funds and the VP Funds
                      for Periods ended December 31, 1999


                                                                                    Since Inception of
              Institutional Fund          One Year    Five Years     Ten Years    Institutional Fund (1)
              ------------------          --------    ----------     ---------    ----------------------
 Equity Index ...........................     N/A         N/A           N/A                 9.0%
 All America ............................    26.0%        N/A           N/A                22.8%
 Bond ...................................    (3.5)%       N/A           N/A                 5.0%
 Money Market (4) .......................     4.9%        N/A           N/A                 5.1%
---------------------------------------------------------------------------------------------------------
                    VP Fund
                    -------
 VP Equity Index ........................    20.6%        28.2%         N/A                10.7%
 VP All America .........................    25.8%        26.1%         N/A                22.3%
 VP Bond (3) ............................    (1.9)%        7.5%        7.6%(3)              5.7%
 VP Money Market (4) ....................     5.1%         5.4%        5.2%                 5.3%

(1) For comparison purposes, the average annual total return is given for the VP All America Fund and VP Bond Fund from May 1, 1996, for the VP Money Market Fund from May 1, 1997, and for the VP Equity Index Fund from May 3, 1999.

(2) The VP All America Fund began operations in its current form on May 2, 1994. Since then, its investment policies, objectives and strategies have been substantially identical to those of the All America Fund. VP All America Fund's average annual total return for the period May 2, 1994 through December 31, 1999 was 29.1%.

(3) The current portfolio manager of the VP Bond Fund, who has been the portfolio manager of the Bond Fund since its inception, became the VP Bond Fund's portfolio manager in February 1991.

(4) For the 7-day period ended December 28, 1999, the Investment Company's Money Market Fund had a current yield of 5.89% and an effective yield of 6.06%, and the Variable Products Money Market Fund had a current yield of 5.63% and an effective yield of 5.79%. The average maturity of the portfolio holdings was 22 days for Investment Company's Money Market Fund and 19 days for the Variable Products Money Market Fund.

Results for the Variable Products Funds are different than the results that were or would have been obtained for the Investment Company Funds.

    o Use of the Investment Company Funds' expenses for the VP Funds would have lowered performance results. The total operating expenses during the periods shown above for each of the VP All America Fund and VP Bond Fund were .50% of average net assets, for the VP Money Market Fund were .25% of average net assets and for the VP Equity Index Fund were .13% of average net assets (additional expenses were paid at the separate account level), while the annual total operating expenses (after reimbursement) of the All America Fund, Bond Fund, Money Market Fund and Equity Index Fund of the Investment Company were .84%, .70%, .40% and .32%, respectively, of average net assets.

    o The VP All America Fund, from May 1994 until June 1995, had a Subadviser for approximately 10% of the Fund's assets currently managed by the Adviser.

    o At year end 1999, VP Equity Index Fund had net assets of $583 million, VP All America Fund had net assets of $886 million, VP Bond Fund had net assets of $466 million, and VP Money Market Fund had net assets of $74 million.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The Adviser
--------------------------------------------------------------------------------


Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the Adviser or Capital Management) is the investment adviser for the Funds of the Investment Company. The Adviser had total assets under management of approximately $8.1 billion at December 31, 1999, including $2.7 billion for the Mutual of America Investment Corporation. As Adviser, Capital Management:


    o    places orders for the purchase and sale of securities,

    o    engages in securities research,

    o makes recommendations to and reports to the Investment Company's Board of Directors,

    o    provides certain administrative services for the Funds, and

    o    provides  the  office  space,  facilities,   equipment,   material  and
         personnel necessary to perform its duties.

For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund's net assets, calculated as a daily charge. These annual rates, which were applicable during 1999, are:

    o    Equity  Index Fund -- .125%

    o    All America Fund -- .50%

    o    Bond Fund -- .45%

    o    Money Market Fund -- .20%

Subadvisers for a Portion of the All America Fund
--------------------------------------------------------------------------------

The Adviser has delegated its investment advisory responsibilities for a portion of the All America Fund to two Subadvisers. Each Subadviser provides investment advice for approximately 10% of the assets of the All America Fund. The Adviser pays the Subadvisers for their advisory services to the All America Fund.

    o Fred Alger Management, Inc., One World Trade Center, New York, New York 10048, is a small capitalization growth adviser for its portion of the All America Fund. It provides investment management services to institutional, corporate and individual clients, including other registered management investment companies. At December 31, 1999, Alger Management had assets under management of approximately $17.4 billion.

    o Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is a mid- and large capitalization growth adviser for its portion of the All America Fund. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans. At December 31, 1999, Oak Associates had assets under management of approximately $21.3 billion.

Portfolio Managers
--------------------------------------------------------------------------------

The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. No information is given for the Equity Index Fund or the Indexed Assets of the All America Fund, because the investment objective for each is to replicate the performance of an index.

All America Fund

Thomas P. Larsen, Executive Vice President of the Adviser, is responsible for managing the Adviser's portions of the actively managed assets of the Fund. Mr. Larsen joined the Adviser in June 1998, after serving as Senior Vice President of Desai Capital Management. He has almost 30 years of experience in selecting securities for and managing equity portfolios.

David D. Alger and Seilai Khoo are primarily responsible for the day-to-day management of the Alger Management portion of the Fund. Mr. Alger, President and Chief Executive Officer of Alger Management, has been employed by Alger
Management since 1971 and has been President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Ms. Khoo has been employed by Alger Management since 1989, as a senior research analyst until 1995 and as a Senior Vice President and portfolio manager since 1995.

James D. Oelschlager is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager is assisted with portfolio management responsibilities by Donna Barton, trading, Margaret Ballinger, new accounts, and Doug MacKay, equity research. These individuals have combined experience of over seventy years in the investment business and play a key role in the day-to-day management of the firm's portfolios.

Bond Fund

Andrew L. Heiskell, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund. Mr. Heiskell has been the portfolio manager for the Bond Fund of the Mutual of America Investment Corporation since February 1991 and of its Mid-Term and Short-Term Bond Funds since their inceptions in 1993. He has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

--------------------------------------------------------------------------------
DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS
--------------------------------------------------------------------------------

Investment Objectives and Strategies
--------------------------------------------------------------------------------

Equity Index Fund:   The  investment  objective  of the Equity  Index Fund is to
                     provide   investment   results  that   correspond   to  the
                     performance of the S&P 500 Index.

The Fund seeks to achieve its objective primarily by:

    o Purchasing shares of the 500 common stocks that are included in the S&P 500 Index.

         < >  Stocks are  selected in the order of their  weightings  in the S&P
              500 Index, beginning with the heaviest weighted stocks.

         < >  The  percentage  of the  Fund's  assets  invested  in  each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P 500 Index.

         < >  The Fund attempts to be fully invested at all times,  and at least
              80% of the Fund's net assets will be invested in the stocks that comprise the S&P 500 Index.

    o Purchasing futures contracts on the S&P 500 Index and options on futures contracts on the S&P 500 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500 Index.

The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P 500 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500 Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

The Fund's investment performance may not precisely duplicate the performance of the S&P 500 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500 Index.

The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America Life Insurance Company (Mutual of America), the indirect parent corporation of the Adviser, invested a total of $25 million in the Equity Index Fund when the Fund began operations. Mutual of America (directly or through an affiliate) currently intends to maintain an investment in the Fund so that the Fund's assets are at least $25 million at any time.

All America Fund:    The  investment  objective  of the All  America  Fund is to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks.

At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

Indexed Assets. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500 Index. This portion of the All America Fund is called the Indexed Assets. The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500 Index and in futures contracts on the S&P 500 Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500 Index, and it periodically rebalances the Indexed Assets to maintain those weightings.

--------------------------------------------------------------------------------
Standard & Poor's(R) (S&P(R)) does not sponsor, endorse, sell or promote the Equity Index Fund or All America Fund. Standard & Poor's, S&P and the S&P 500 Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's has no obligation or liability for the sale or operation of the Equity Index Fund and All America Fund and makes no representation as to the advisability of investing in the Funds.

The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America invested $50 million in the All America Fund when the Fund began operations. Mutual of America (directly or through an affiliate) currently intends to maintain an investment in the Fund so that the Fund's assets are at least $25 million at any time.

Active Assets. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market. The Adviser and two Subadvisers actively manage this portion of the All America Fund, which is called the Active Assets.

The Fund tries to maintain, to the extent possible, approximately equal amounts in each segment of the Active Assets. The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values.

Adviser--Small Capitalization Value Stocks. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns, issued by companies with small market capitalizations. Some of the companies whose stocks the Adviser selects may have limited Wall Street coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

    o The Adviser seeks securities with a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser determines depressed valuation primarily through consideration of earnings, cash flow or net equity.

    o Issuers must have executive management that the Adviser considers strong and capable of executing a clear business strategy for the company.

The Adviser at times may actively trade the securities in its portion of the All America Fund, depending on market conditions.

The Adviser--Large Capitalization Value Stocks. The Adviser invests this portion of Active Assets in stocks it considers to be of high quality with lower than average price volatility and low price/earning ratios, issued by companies with large market capitalizations. Companies generally will have:

    o    below market debt levels,

    o    earnings growth of 10% or more,

    o    current yield greater than the average of the S&P 500, and

    o market capitalization not less than that of any company included in the S&P Barra Value Index, updated quarterly.

The Adviser at times may actively trade the securities in its portion of the All America Fund, depending on market conditions.

Fred Alger Management, Inc.--Small Capitalization Growth Stocks. This Subadviser invests in stocks that it considers to be fundamentally sound with the potential for strong growth and for earnings in excess of market expectations, issued by companies with small market capitalizations.

    o    The   securities   of  these   companies   often  are   traded  in  the
         over-the-counter market.

    o Except during temporary defensive periods, at least 65% of the assets in the Fred Alger portfolio will be invested in equity securities of companies that, at the time of the Fund's purchase, have total market capitalization within the range of capitalization of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. During defensive periods, Fred Alger may not achieve the investment objective for its portion of the All America Fund.

Fred Alger uses a bottom-up approach in selecting stocks for its portion of the Fund, evaluating each issuer of securities before making an investment. Through in-house research by analysts who are organized according to industry groups, it develops stock selection recommendations that are presented to executive officers and portfolio managers for evaluation and discussion. The portfolio manager for the Fred Alger portion of the Fund then determines the individual stocks that are appropriate for purchase. Fred Alger actively trades the securities in its portion of the All America Fund, and its portfolio turnover rate generally will be higher than the portfolio turnover rate for the other portions of the Active Assets.

Oak Associates, Ltd.--Mid- and Large Capitalization Growth Stocks. This Subadviser invests in mid- and large-sized capitalization stocks, which often have low current income and the potential for significant growth. Its approach is to:

    o    monitor 400 stocks,

    o at any one time to invest in approximately 15-25 common stocks without regard for market industry weighting, and

    o usually hold securities that have appreciated in value, rather than selling them to realize capital gains.

Oak Associates identifies industries it believes are attractive from a long-term perspective, based on the direction of interest rates, the overall stock market environment, the inflation rate and evolving relationships of economic sectors. In selecting individual stocks, Oak Associates evaluates companies' growth prospects and utilizes relative valuation measures such as price to earnings ratio as compared to long-term growth rate, historical levels and the S&P 500 Index.

Active trading of the Active Assets, if it occurs, will result in higher transaction costs and may increase the realized (taxable) capital gains for the Fund.

Bond Fund:  The primary  investment  objective  of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital.

The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund's Adviser anticipates that the average maturity of the Fund's securities holdings will be between five and ten years.

The Fund invests at least 80% of its assets in investment grade debt obligations issued by U.S. corporations or issued by the U.S. Government or its agencies.

    o The Fund may invest in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

    o The percentage of the Fund's portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.

    o At December 31, 1999, the Bond Fund had approximately 1% of its net assets invested in zero coupon securities, 19% of its assets in U.S. Treasury Securities and 6% of its net assets in U.S. Government agency mortgage-backed securities. At that date, 35% of the Fund's net assets were invested in obligations rated AAA, 41.6% of its net assets were invested in corporate obligations rated BBB and 7.7% of its net assets were invested in corporate obligations rated below investment grade, due to ratings downgrades subsequent to purchase by the Fund.

The Adviser uses a bottom-up approach in selecting debt securities for the Fund. This means that the Adviser evaluates each issuer of securities before making an investment, rather than selecting securities or industries based on possible changes in the economy. The Adviser's approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security.

The Fund generally does not purchase and sell securities in anticipation of interest rate changes in the economy. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.

Money  Market  Fund:  The  investment  objective  of the Fund is to realize high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

In selecting specific  investments for the Fund, the Adviser seeks securities or
instruments   with  the  highest   yield  or  income  that  meet  the  following
requirements.

    o The Fund invests only in money market instruments and other short-term debt securities, including commercial paper issued by U.S. corporations and in U.S. Government and U.S. Government agency securities. At December 31, 1999, 100% of the Fund's assets were invested in commercial paper, a portion of which were also U.S. Government agency securities.

    o All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and substantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

    o At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

    o The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

The Fund does not maintain a stable net asset value. Income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. The Fund declares a dividend of net investment income at least semi-annually, and the Fund's net asset value per share declines as a result of the distribution to its shareholders.

The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.

An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency.

Risks of Investing in a Stock Fund
--------------------------------------------------------------------------------
When you invest in a stock fund, you should consider that:

    o The fund is subject to market risk -- the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

    o The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

    o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

    o The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

    o A Fund may have more difficulty selling a small cap stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

    o Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

Risks of Investing in a Bond Fund
--------------------------------------------------------------------------------

When you invest in a bond fund, you should consider that:

    o The fund has market risk -- the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

    o The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

    o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

    o Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

    o Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

    o In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

    o Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. In addition, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

    o Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

    o    The  market  for  debt   securities   may  be  subject  to  significant
         volatility, and volatility has generally increased in recent years.

Specific Investments or Strategies, and Related Risks
--------------------------------------------------------------------------------

This section provides additional information about certain of the principal investment strategies used by the Funds and additional investment strategies the Funds may use from time to time.

Options and Futures Contracts

Investment Strategies. All of the Funds may purchase and sell put and call options contracts, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must be traded on securities or commodities exchanges located in the United States.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

    o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

    o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks From Options And Futures Contracts. Risks to a Fund in options and futures transactions include the following:

    o The securities held in a Fund's portfolio may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

    o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

    o If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value, with the loss offset only by the amount of the premium the Fund received from writing the option.

Zero Coupon Securities and Discount Notes

The Bond Fund, as well as the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations, the U.S. Government or certain U.S. Government agencies. Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity.

Risks From Zero Coupon Securities and Discount Notes. Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

Redeemable Securities

An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of the zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

American Depository Receipts ("ADRS")

ADRs are dollar-denominated receipts that U.S. banks generally issue. An ADR represents the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or are traded over-the-counter in the United States. An ADR has currency risk, because its value is based on the value of the security issued by a foreign issuer. The All America Fund intends to invest a small percentage of its total assets in ADRs.

ADRs are subject to many of the same risks as foreign securities, such as possible:

    o    unavailablity of financial information,

    o    changes in currency or exchange rates, and

    o difficulty by the Adviser or a Subadviser in assessing economic or political trends in a foreign country.

Mortgage-Backed Securities

The Bond Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans (CMOs). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association (Ginnie Maes), securities issued by the Federal National Mortgage Association (Fannie Maes), participation certificates issued by the Federal Home Loan Mortgage Corporation (Freddie Macs). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government (full faith and credit) in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

Risks From Mortgage Backed Securities. Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.

    o A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and could negatively affect the yield and price of the security.

    o An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and could negatively affect the price and yield of the security.

    o Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Freddie Mac and Fannie Mae mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

--------------------------------------------------------------------------------
INFORMATION ABOUT FUND SHARES
--------------------------------------------------------------------------------

Pricing of Funds' Shares
--------------------------------------------------------------------------------

The purchase or redemption price of a Fund share is equal to its net asset value that we next calculate after we receive the purchase or redemption order. A Fund's net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser determines a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a Valuation Day). The Exchange usually closes at 4:00 p.m. Eastern Time but sometimes closes earlier.

    o    In determining a Fund's net asset value, the Adviser uses market value.

    o If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

    o If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company.

Purchases of Fund Shares
--------------------------------------------------------------------------------

Only institutional investors may purchase Fund shares. Institutional investors include endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities and trusts. There is no sales charge for the purchase of Fund shares.

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the Distributor), is the principal underwriter and distributor of Fund shares. The Distributor has field offices throughout the United States for the offering and sale of shares of the Investment Company's Funds.

A shareholder must pay the purchase amount by wire transfer of Federal Funds. Wire transfers can be made on any day on which the Investment Company, Federal Reserve Bank of New York and the Investment Company's custodian and transfer agent are open and the New York Stock Exchange is open.

The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum for an initial investment or for subsequent investments.

How to Purchase Shares of the Funds
--------------------------------------------------------------------------------

Application:                 A   prospective   purchaser   must   complete   an
                             application,  including any required  resolutions,
                             attached  to  this  Prospectus.   You  may  obtain
                             additional  applications by calling the Investment
                             Company at 1-800-914-8716.

Application Delivery:        A prospective purchaser should deliver a completed
                             application to a registered  representative of the
                             Distributor.    Registered   representatives   are
                             employees  of Mutual  of  America  Life  Insurance
                             Company.

Application Approval:        After the Investment  Company and Distributor have
                             approved   an    application,    the    registered
                             representative (or the Investment Company) will notify the prospective purchaser that the account has been established and that the purchaser may transmit the initial purchase amount.

Minimum Purchase:            A  shareholders'  initial  purchase  must total at
                             least $25,000, and subsequent purchases must total at least $5,000.

Wire Transfer of Funds:      An investor must send all purchase amounts by wire
                             transfer  of  Federal  Funds  to  the   Investment
                             Company's account at its transfer agent. Your bank may charge you a fee for the wire transfer. You may contact the Investment Company by telephone at 1-800-914-8716 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday on any business day, to advise of an anticipated wire transfer. Your bank should wire funds according to these instructions:

                             State Street Bank and Trust Company
                             Boston, Massachusetts 02101
                             ABA #011-000028
                             BNF = AC-49097181, Mutual Funds F/B/O
                               Mutual of America
                             OBI = Purchaser:         Acct. No.:

                             $   to the Equity Fund $   to the All America Fund
                             $   to the Bond Fund   $   to the Money Market Fund

                             Your funds may be returned to you if the Investment Company or its transfer agent does not have sufficient information to insure the correct processing of the funds or if your application has not yet been approved.

Receipt of Order:            Wire  transfer  funds  received by the  Investment
                             Company in its account prior to 4:00 p.m.  Eastern
                             Time  will  be   considered   received  that  day.
                             Purchase  amounts received after 4:00 p.m. Eastern
                             Time  will  be  considered  received  on the  next
                             Valuation Day.

Wire Transfer Days:          Wire transfers for the purchase of Fund shares can
                             be made on days when banks (including the transfer
                             agent)  and the New York Stock  Exchange  are open
                             for business.  The Investment Company  anticipates
                             that wire  transfers  cannot be made on  Saturdays
                             and  Sundays,  and the  holidays of Martin  Luther
                             King,   Jr.'s  Birthday,   Presidents'  Day,  Good
                             Friday, Memorial Day, Independence Day, Labor Day,
                             Columbus Day,  Veterans'  Day,  Thanksgiving  Day,
                             Christmas Day and New Year's Day.

Redemptions of Fund Shares
--------------------------------------------------------------------------------

A shareholder at any time may redeem (sell) shares of the Fund(s) that the shareholder owns. There is no deferred sales charge when a shareholder redeems shares of the Funds.

If a shareholder's redemption order is received by 4:00 p.m. Eastern Time on a Valuation Day, the redemption proceeds usually will be transmitted on a trade date-plus-one basis (the next Valuation Day). Wire transfers of redemption proceeds cannot be made on days the transfer agent is closed. See "Wire transfer Days" above under "How to Purchase Shares of the Funds".

We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations.

A shareholder will receive redemption proceeds in cash deposited to its bank account, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities instead of cash when a shareholder's redemption proceeds total more than 10% of the net asset value of a Fund.

The Investment Company reserves the right to change or waive the minimum amount for a redemption, which currently is $5,000. The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

Exchanges of Fund Shares
--------------------------------------------------------------------------------

A shareholder may exchange shares of one Fund for shares of another Fund. An exchange is the redemption of the shares from one Fund and the application of the redemption proceeds to the immediate purchase of shares of another Fund.

The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders. The Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines the exchange would be disruptive to a Fund.

The Investment Company reserves the right to change or waive the minimum amount for an exchange, which currently is $5,000.

How to Place a Redemption or Exchange Order
--------------------------------------------------------------------------------

Who May Give an Order:               Only  a  shareholder's  authorized  person
                                     using  a  Personal  Identification  Number
                                     (PIN)  that we have  assigned  may place a
                                     redemption order or exchange order. A shareholder must list authorized persons in the initial application to purchase
                                     Fund shares, in an amended application, or in another written form that is acceptable to the Investment Company.

Minimum Amount:                      A redemption or exchange order must be for
                                     at least $5,000.

Orders by  Telephone:                A  shareholder  may place a redemption  or
                                     exchange   order  by   telephone   if  the
                                     shareholder   elected   the   option   for
                                     telephone    orders    in   its    initial
                                     application to purchase Fund shares or in an amended application.

                                     A  shareholder  should call the  Investment
                                     Company at 1-800-914-8716 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday on any Valuation Day to place an order. If a shareholder places a redemption or exchange order after 4:00 p.m. Eastern Time on a Valuation Day or on a day that is not a Valuation Day, the order will be considered received on the next Valuation Day.

                                     The  Investment  Company  will  verify  the
                                     shareholder's name, the PIN assigned by the
                                     Investment Company to the authorized person
                                     calling   for   the    account    and   the
                                     shareholder's account number, and record telephone requests.

                                     The  Investment   Company  and  the  Funds'
                                     transfer  agent  will not be liable for any
                                     losses  or  expenses   resulting  from  any
                                     telephone   redemption  or  exchange  order
                                     reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company reserves the right to add to or modify its procedures in the future.

Orders In  Writing:                  A  shareholder  may make a  redemption  or
                                     exchange    request   in   writing.    The
                                     shareholder must specify the account name, the account number, the Fund from which shares are to be redeemed, the dollar amount or number of shares to be redeemed, and for exchange orders, the Fund or Funds whose shares will be purchased with the exchange proceeds.

                                     The necessary authorized person(s) must sign the order, and each signer should print his or her name and title under the signature.

                                     A shareholder should send a written request to Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022. A shareholder may send a written request to the Regional Office of the Distributor, which will foward the request to the Investment Company. The Valuation Day for the order will be the Valuation Day the Investment Company receives the request at its 320 Park Avenue offices.

Redemption Proceeds:                 A  shareholder  will  receive   redemption
                                     proceeds by wire transfer of Federal Funds
                                     to  the  bank   account   stated   in  the
                                     shareholder's  initial application,  or in
                                     an  amended  application.   An  authorized
                                     person may not specify a different bank account by telephone.

Exchange Proceeds:                   The  proceeds  from the shares of the Fund
                                     being exchanged are immediately applied for the purchase of shares in another
                                     Fund.

Shareholder Reports and Confirmation Statements
--------------------------------------------------------------------------------

The Investment Company, on behalf of the Distributor, will send to shareholders confirmation statements for each purchase, exchange or redemption transaction. A confirmation statement will show the Fund, number of shares, order date, net asset value per share and dollar amount for the transaction. A shareholder must report any error on a confirmation statement within two weeks after the mailing or other transmission of the statement to the shareholder.

The Investment Company will send each shareholder a quarterly statement, which will include Fund shares purchased, exchanged or redeemed during the month, the net asset value per share and total dollar amount for each transaction, and the shareholder's account balance in each Fund at the end of the period.

Dividends, Capital Gains Distributions and Taxation Of Funds
--------------------------------------------------------------------------------

For each Fund, the Investment Company declares dividends at the end of June and end of December to pay out all or substantially all of the Fund's net investment income (dividends) and declares dividends at the end of December to pay out substantially all of the Fund's net realized short and long term capital gains (capital gains distributions). A Fund may make a special distribution in September of each year to comply with Federal tax law requirements for mutual funds.

A shareholder may elect, in its application to purchase Fund shares or in an amended application, to:

    o automatically reinvest dividends and distributions from a Fund in additional shares of the Fund;

    o    receive dividends and distributions in cash; or

    o automatically reinvest dividends from any Fund in shares of the Money Market Fund.

A Fund is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the Fund satisfies Federal tax law provisions, including certain minimum distribution requirements. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

Shareholder Taxation
--------------------------------------------------------------------------------

Each shareholder should consult its own tax adviser about the Federal, state, local and, if applicable, foreign tax consequences of investing in Fund shares, because investors' tax situations will vary. Below are general rules about Federal income taxation for an investor to consider. When a shareholder redeems (sells) shares of a Fund, including in an exchange transaction, the shareholder will have a gain or a loss on its investment in those shares.

    o If the shareholder owned the shares sold for more than a year, it generally will have a long-term capital gain or loss.

    o If the shareholder owned the shares sold for less than a year, any gain will be short-term capital gain taxable at ordinary income rates, and any loss may be subject to special tax rules.

When a shareholder receives dividends or distributions from a Fund, the shareholder (unless it is exempt from taxation) will owe tax on the amount received, even if the shareholder automatically reinvests the dividend or distribution in additional Fund shares. A shareholder will receive dividends or distributions when declared and paid by a Fund, even if the shareholder has only recently purchased Fund shares.

    o Ordinary income rates apply to a Fund's dividends of ordinary income and net realized short-term capital gains.

    o Capital gain rates apply to a Fund's distributions of net realized long-term capital gains.

    o A potential investor should consider the tax impact of purchasing Fund shares when the Fund is expected to pay dividends or distributions in the near future.

Withholding For Federal Income Taxes. A shareholder on its application to purchase Fund shares may make representations and provide information to be exempt from withholding for Federal income tax on the Investment Company's distributions and dividends and payment of redemption proceeds. U.S. corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from withholding under certain circumstances.

The Investment Company will withhold for Federal income tax if:

    o a shareholder has not provided a correct taxpayer identification number, or

    o a shareholder has not made the certifications required to be exempt from withholding, or

    o the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

A shareholder may credit any amount withheld by the Investment Company against the Federal income tax liability of the shareholder.

Each January, the Investment Company will provide reports to Fund shareholders of the Federal income tax status of distributions and dividends made by the Funds during the previous year.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance. They show performance for the period of a Fund's operations, because the Funds have operated less than five years. Certain information reflects financial results for a single Fund share.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request.

All America Fund
--------------------------------------------------------------------------------


                                                                                Year Ended December 31,
                                                                                ----------------------
                                                                         1999      1998       1997      1996(d)
                                                                         ----      ----       ----      -------
Net Asset Value, Beginning of Year/Period .........................   $   15.08  $   12.65  $   10.98  $   10.00
                                                                      ---------  ---------  ---------  ---------
Income From Investment Operations:
  Net Investment Income ...........................................         .09        .07        .08        .06
  Net Gains or Losses on Securities (realized and unrealized) .....        3.81       2.57       2.77        .98
                                                                      ---------  ---------  ---------  ---------
    Total From Investment Operations ..............................        3.90       2.64       2.85       1.04
                                                                      ---------  ---------  ---------  ---------
Less Dividend Distributions:
  From net investment income ......................................        (.08)      (.08)      (.08)      (.06)
  From capital gains ..............................................       (2.43)      (.13)     (1.10)        --
                                                                      ---------  ---------  ---------  ---------
    Total Distributions ...........................................       (2.51)      (.21)     (1.18)      (.06)
                                                                      ---------  ---------  ---------  ---------

Net Asset Value, End of Year/Period ...............................   $   16.47  $   15.08  $   12.65  $   10.98
                                                                      =========  =========  =========  =========
Total Return(a)....................................................       26.0%      21.0%      26.0%      10.4%

Ratios/Supplemental Data
Net Assets, End of Year/Period ($ millions) .......................   $   72.4   $   70.8   $   56.7   $   55.5
Ratio of Net Investment Income to Average Net Assets ..............         .51%       .55%       .59%       .95%(b)
Ratio of Expenses to Average Net Assets ...........................         .85%       .84%       .84%       .87%(b)
Ratio of Expenses to Average Net Assets after Expense Reimbursement         .84%       .82%       .81%       .85%(b)
Portfolio Turnover Rate(c) ........................................       34.89%     41.25%     35.96%      9.33%

----------
 (a) Not annualized. Total Return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2).
 (b) Annualized.
 (c) Portfolio turnover rate excludes short-term securities.
 (d) Commenced operations May 1, 1996.

Equity Index Fund
--------------------------------------------------------------------------------


                                                                                  Year Ended
                                                                             December 31, 1999(d)
                                                                            ----------------------
Net Asset Value, Beginning of Period .......................................       $10.00
                                                                                   ------
Income From Investment Operations:
  Net Investment Income ....................................................          .08
  Net Gains or Losses on Securities (realized and unrealized) ..............          .82
                                                                                   ------
    Total From Investment Operations .......................................          .90
                                                                                   ------
Less Dividend Distributions:
  From net investment income ...............................................         (.08)
  From capital gains .......................................................         (.02)
                                                                                   ------
    Total Distributions ....................................................         (.10)
                                                                                   ------
Net Asset Value, End of Year/Period ........................................       $10.80
                                                                                   ------
Total Return(a).............................................................          9.0%

Ratios/Supplemental Data
Net Assets, End of Year/Period ($ millions) ................................        $29.5
Ratio of Net Investment Income to Average Net Assets .......................         1.22%(b)
Ratio of Expenses to Average Net Assets ....................................          .63%(b)
Ratio of Expenses to Average Net Assets after Expense Reimbursement ........          .32%(b)
Portfolio Turnover Rate(c) .................................................         5.67%

Bond Fund
--------------------------------------------------------------------------------


                                                                             Year Ended December 31,
                                                                             -----------------------
                                                                       1999      1998      1997     1996(e)
                                                                       ----      ----      ----     ------
Net Asset Value, Beginning of Year/Period .........................   $10.41    $10.41    $10.13    $10.01
                                                                      ------    ------    ------    ------
Income From Investment Operations:
  Net Investment Income ...........................................      .60       .61       .59       .38

  Net Gains or Losses on Securities (realized and unrealized) .....     (.87)      .24       .29       .12
                                                                      ------    ------    ------    ------

    Total From Investment Operations ..............................     (.27)      .85       .88       .50
                                                                      ------    ------    ------    ------
Less Dividend Distributions:
  From net investment income ......................................     (.60)     (.62)     (.59)     (.38)
  From capital gains ..............................................     (.09)     (.23)     (.01)       --
                                                                      ------    ------    ------    ------

    Total Distributions ...........................................     (.69)     (.85)     (.60)     (.38)
                                                                      ------    ------    ------    ------

Net Asset Value, End of Year/Period ...............................   $ 9.45    $10.41    $10.41    $10.13
                                                                      ======    ======    ======    ======

Total Return(a)....................................................    (3.5)%      8.3%      8.9%     5.0%

Ratios/Supplemental Data
Net Assets, End of Year/Period ($ millions) .......................   $28.7      $25.2     $22.1    $21.0
Ratio of Net Investment Income to Average Net Assets ..............     6.23%      5.84%     5.69%    5.63%(b)
Ratio of Expenses to Average Net Assets ...........................      .93%       .97%     1.00%     .90%(b)
Ratio of Expenses to Average Net Assets After Expense Reimbursement      .70%       .70%      .70%     .70%(b)
Portfolio Turnover Rate(c) ........................................    10.07%     33.32%    56.18%   17.85%

----------
 (a) Not annualized. Total Return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2).
 (b) Annualized.
 (c) Portfolio turnover rate excludes short-term securities.
 (d) Commenced operations May 3, 1999.
 (e) Commenced operations May 1, 1996.

Money Market Fund
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                                      ----------------------
                                                                                     1999      1998     1997(d)
                                                                                    ------    ------    ------
Net Asset Value, Beginning of Year/Period .......................................   $10.23    $10.15    $10.00
                                                                                    ------    ------    ------
Income From Investment Operations:
  Net Investment Income .........................................................      .50       .52       .35
  Net Gains or Losses on Securities (realized and unrealized) ...................       --        --        --
                                                                                    ------    ------    ------
    Total From Investment Operations ............................................      .50       .52       .35
                                                                                    ------    ------    ------

Less: Dividend Distributions From Net Investment Income .........................     (.34)     (.44)     (.20)
                                                                                    ------    ------    ------
    Total Distributions .........................................................     (.34)     (.44)     (.20)
                                                                                    ------    ------    ------
Net Asset Value, End of Year/Period .............................................   $10.39    $10.23    $10.15
                                                                                    ======    ======    ======
Total Return(a)..................................................................      4.9%      5.3%      3.5%

Ratios/Supplemental Data
Net Assets, End of Year/Period ($ millions) .....................................    $30.2     $ 6.5     $ 7.5
Ratio of Net Investment Income to Average Net Assets ............................     4.86%     5.14%     5.17%(b)
Ratio of Expenses to Average Net Assets .........................................     1.02%     3.21%     2.47%(b)
Ratio of Expenses to Average Net Assets after Expense Reimbursement .............      .40%      .40%      .40%(b)
Portfolio Turnover Rate(c) ......................................................      N/A       N/A       N/A

--------------
 (a) Not annualized. Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2).
 (b) Annualized.
 (c) Portfolio turnover rate excludes short-term securities.
 (d) Commenced operations May 1, 1997.
 N/A Not Applicable

                               Investment Company

                   Mutual of America Institutional Funds, Inc.

                                   Distributor
                                   -----------

                    Mutual of America Securities Corporation

                               Investment Adviser
                               ------------------

                Mutual of America Capital Management Corporation

                Subadvisers for a portion of the All America Fund
                -------------------------------------------------

                           Fred Alger Management, Inc.

                              Oak Associates, Ltd.

                              Independent Auditors
                              --------------------

                               Arthur Andersen LLP

                                     Counsel
                                     -------

                      Swidler Berlin Shereff Friedman, LLP

                                    Custodian
                                    ---------

                            The Chase Manhattan Bank

                                 Transfer Agent
                                 --------------

                       State Street Bank and Trust Company


     The Investment Company sells shares of its Funds only to institutional investors.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022                         1-800-914-8716

You May Obtain More Information
--------------------------------------------------------------------------------

Registration Statement. We have filed with the Securities and Exchange Commission (the Commission) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits. You may examine and copy the Registration Statement at the Commission's Public Reference Room in Washington, DC. You may call 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

Statement of Additional Information. The SAI contains additional information about the Investment Company and its Funds. We incorporate the SAI into this Prospectus by reference.

Semi-Annual  and  Annual  Reports.   Additional  information  about  the  Funds'
investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

How To Obtain the SAI and  Reports.  You may obtain a free copy of the SAI or of
the  Investment   Company's  most  recent  annual  and   semi-annual   financial
statements, by:

    o writing to us at 320 Park Avenue, New York, NY 10022, Attn: Institutional Funds, or

    o  calling 1-800-914-8716 and asking for the Investment Company.

The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.

Where To Direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Securities Corporation. You may call 1-800-914-8716 for the address and phone number of the office nearest you.

Investment Company Act of 1940 Act File Number 811-8922

--------------------------------------------------------------------------------

Prospectus dated May 1, 2000

                                MUTUAL OF AMERICA
                                INSTITUTIONAL
                                FUNDS, INC.

                                EQUITY INDEX FUND

                                ALL AMERICA FUND

                                BOND FUND

                                MONEY MARKET FUND

                                Distributed by:

                                MUTUAL OF AMERICA SECURITIES CORPORATION
                                320 PARK AVENUE
                                NEW YORK, NY 10022-6839
                                ................................................


                                Investment Adviser
                                MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION


                                Transfer and Shareholder Services Agent
                                STATE STREET BANK AND TRUST COMPANY


                                Investment Accounting Agent
                                MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION


                                Independent Accountants
                                ARTHUR ANDERSEN LLP


                                Custodian
                                THE CHASE MANHATTAN BANK

MUTUAL OF AMERICA
INSTITUTIONAL FUNDS, INC.

320 PARK AVENUE
NEW YORK NY 10022-6839

Application and Authorization Form

|_| Initial      Distributor:
|_| Amendment    Mutual of America Securities Corporation
                 Member NASD/SIPC
                 320 Park Avenue, New York, NY 10022-6839

     Taxpayer ID Number

---------------------------
 (Account Number Assigned)


---------------------------
1. Applicant's Account
   Identification
   Please print


--------------------------------------------------------------------------------
FULL LEGAL NAME OF INSTITUTION (OWNER OF ACCOUNT)              TELEPHONE NUMBER

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ADDRESS                                                        FAX NUMBER

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CITY                                             STATE                 ZIP CODE

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TO THE ATTENTION OF (NAME AND TITLE)

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NAME, TITLE AND ADDRESS OF PERSON TO RECEIVE |_| TAX REPORTS
                                             |_| DUPLICATE CONFIRMATIONS
---------------------------
2. Type of Entity
   Check applicable boxes,
   and fill in blanks


|_| Endowment   |_| Not-for-Profit Corporation   |_| Foundation  |_| Corporation

|_| Trust       |_| Partnership (general) (limited) Circle one

|_| Other
          ----------------------------------------------------------------------

Year entity started               State where formed
                    -------------                    ---------------------------

---------------------------
3. Initial Investment in
   Fund Portfolios
   By wire transfer only


Total Investment $                     (minimum $25,000 unless waived by
                  -------------------- Institutional Fund)

All America $                                 Bond $
              ------------------------------         ---------------------------

Money Market $                                Equity Index $
               ------------------------------                -------------------

--------------------------
4. Telephone Redemption
   and Exchange Requests
   Check one box


|_| Redemption and exchange requests may be made by telephone by Authorized Persons (Item 7 below) or any person reasonably believed by Mutual of America Institutional Funds, Inc. ("the Institutional Fund"), State Street Bank and Trust Company ("Transfer Agent"), or Mutual of America Securities Corporation ("Distributor") to be an Authorized Person.

|_|  Redemption and exchanges may be made in writing only.

--------------------------
5. Dividends and
   Distributions
   Check one box


|_| Pay all dividends and capital gains distributions in cash to shareholder by wire transfer to account specified in Item 6 of this Application.

|_| Invest all dividends and capital gains distributions from all Funds in Money Market Fund shares.

|_| Reinvest all dividends and capital gains distributions from a Fund in additional Fund shares.

--------------------------
6. Payment of Proceeds
   to Owner
   Information is required

       May only be changed by
       amendment to Application

All redemption proceeds, and dividends and capital gains distributions that are to be paid to Applicant, should be sent by wire transfer to Applicant as follows:

Bank Name
          ----------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

City                                                  State      Zip Code
     -------------------------------------------------      -----         ------

ABA No.
        ------------------------------------------------------------------------

Branch Name (if any) and ABA No.
                                 -----------------------------------------------

Account name and No.
                     -----------------------------------------------------------

--------------------------
7. Authorized Persons

   May only be changed by
   amendment to Application

The following persons have the right and authority to give instructions and to take actions as Authorized Persons as contemplated in this Application and the prospectus of the Institutional Fund, each Authorized person has been duly elected or appointed and legally holds the office or position specified, and the signature set forth opposite the name of each Authorized Person is a true and correct specimen. --attach pages if necessary--


Name and Title (Please print)           Signature


-----------------------------------     ----------------------------------------


-----------------------------------     ----------------------------------------


-----------------------------------     ----------------------------------------




--------------------------
8. Confirms, Statements,
   Telephone Recording

Each report of the execution of an order and statement of the account shall be conclusive if Applicant does not notify the Institutional Fund of any error within two weeks after the mailing or other transmission of such document to Applicant. Applicant authorizes the Institutional Fund, Transfer Agent and the Distributor, each in their discretion and without prior notice to Applicant, to record and/or monitor telephone conversations in connection with Applicant's account and transactions in Fund shares.

---------------------------
9. Certificate of Authority

By signing this Application and delivering it to the Institutional Fund, Applicant represents and warrants that it has the power and authority to purchase Fund shares through the Distributor, on the terms and conditions set forth in this Application and the Institutional Fund prospectus, and each signer of the Application represents and warrants that he (or she) is duly authorized to sign on behalf of Applicant.

Upon Applicant's request, the Institutional Fund will provide (1) a form of Certificate of Resolutions and Incumbency, for use by a corporation or other entity that has a Board of Directors or Board of Trustees, or (2) a form of Certificate of Authority and Authorized Persons, for use by a trust, partnership or other unincorporated entity.

---------------------------
10. Financial Information
    Give approximate
    amounts

Annual Income/Revenue: $           Current securities Portfolio: $
                       ------------                               --------------

Surplus (or Net Worth/Net Assets): $            Total Assets: $
                                    ----------                 -----------------


---------------------------
11. Investing Information

Does Applicant receive investment advice for the purchase or sale of securities from any of the following? Yes |_| No |_| If "Yes" check all that apply:

|_| In-House Investment Professionals |_| Bank Trust Department
|_| Investment Adviser |_| Investment Committee of Board
|_| Other:
          ------------------------------------

Does Applicant  understand  the investment  risks,  including  market risks,  or
owning shares of the Mutual of America Institutional Funds?      |_| Yes |_| No

Will Applicant redeem holdings in any mutual fund, certificate of deposit, or
other investment to purchase Institutional Fund shares?          |_| Yes |_| No

State redemption amount and, if applicable, the total fee or penalty:
        -----------------------


---------------------------
12. Investment Objectives

Are the investment objectives of the Funds of Mutual of America Institutional Funds, Inc. consistent with Applicant's current investment objectives? Check appropriate box(es) below.

All America Fund - total return by capital growth and, to a
lesser extent, current income:                               |_| Yes |_| No

Equity Index Fund - investment results that correspond to the performance
of common stocks included in the S&P 500 Index:              |_| Yes |_| No

Bond Fund - current income with preservation of capital a secondary
objective:                                                   |_| Yes |_| No

Money Market Fund - current income to extent consistent with liquidity,
investment quality and stability of capital:                 |_| Yes |_| No

Do you expect to redeem All America Fund, Equity Index Fund or Bond Fund shares within 30 to 60 days from the date of initial investment to meet
short-term liquidity needs?                                  |_| Yes |_| No


---------------------------
13. Investment Experience
    Check the level of
    Applicant's experience in
    securities listed


----------------------------------------------------------------------------------------------------------
                                None     Some     Much                               None    Some     Much
  Exchange-listed equities                                   Government bonds
----------------------------------------------------------------------------------------------------------
  NASDAQ/OTC equities                                        Equity mutual funds
----------------------------------------------------------------------------------------------------------
  Corporate bonds                                            Bond mutual funds
----------------------------------------------------------------------------------------------------------


---------------------------
14. Pre-Dispute Arbitration Agreement

Arbitration will be used to resolve any dispute between Applicant (you) and Mutual of America Securities Corporation (us). Mutual of America Securities Corporation serves as a distributor of shares of Mutual of America Institutional Funds, Inc. and may in the future distribute shares of additional mutual funds (together, the "Funds"). Arbitration forums were conceived by the Securities and Exchange Commission, the New York Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. to provide a dispute resolution mechanism that is an alternative to court proceedings and that is expected to be more efficient and less costly than court litigation.

You acknowledge that you are aware of the following aspects of arbitration:

      1. Arbitration is final and binding on the parties.

      2. The parties waive their right to seek remedies in court, including the right to jury trial.

      3. Pre-arbitration discovery is generally more limited than and different from court proceedings.

      4. The  arbitrators'  award is not required to include factual findings or
         legal   reasoning,   and  any  party's  right  to  appeal  or  to  seek
         modification of rulings by the arbitrators is strictly limited.

      5. The  panel  of  arbitrators  will  typically   include  a  minority  or
         arbitrators who were or who are affiliated with the securities industry.

You agree that all controversies that may arise between you and us concerning any order or transaction, or concerning the continuation, performance or breach of the Agreement, the Application for the purchase of Fund shares, or any other agreement between you and us, shall be determined by arbitration before a panel of independent arbitrators set up by the National Association of Securities Dealers, Inc., conducted in accordance with the arbitration rules of the National Association of Securities Dealers, Inc. New York law, without regard to choice of law provisions, shall govern and shall be applied by the arbitrators to any such controversy. Punitive damages, if any, shall be limited to the maximum extent permitted by the National Association of Securities Dealers, Inc., or otherwise permitted by law. You understand and acknowledge that judgment upon any arbitration award may be entered in any court of competent jurisdiction.

No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action, until: (1) the class certification is denied, or
(ii) the class is decertified, or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.


---------------------------
15. Tax Certification
    Check one box

Applicant is a tax-exempt organization: |_| Yes    |_| No

Important: If Applicant is for any reason subject to backup withholding, strike out phrase (2).

Applicant certifies under penalties of perjury that (1) the number shown in the Taxpayer ID box above is Applicant's correct taxpayer identification number; and
(2) Applicant is not subject to backup withholding because (a) Applicant is exempt from backup withholding, or (b) Applicant has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Applicant that it is no longer subject to backup withholding.


---------------------------
16. Acceptance and Signature(s)

    Do not wire funds until
    you have been notified of
    Application approval

The Applicant affirms that: it has received the prospectus for the Institutional Fund; the information and certifications set forth in this Application (amendment) are true and correct, and the Institutional Fund, the Transfer Agent and the Distributor are entitled to rely on them until the Institutional Fund receives actual written notice in accordance with its procedures of any change to the information and/or certifications; and Applicant has reviewed the Pre-Dispute Arbitration Agreement in Paragraph 14 and agrees to its terms and has reviewed the tax certification in Paragraph 15.

APPLICANT
         -----------------------------------------------------------------------

By:
   --------------------------------------------
   Signature

                                                 Date:
-----------------------------------------------       ---------
Print Name and Title of Authorized Person



By:
   --------------------------------------------
   Signature [If required]


                                                             Date:
------------------------------------------------------------      ---------
Print Name and Title of Secretary or Other Authorized Person

(seal)



THE FOLLOWING IS TO BE COMPLETED BY MUTUAL OF AMERICA SECURITIES CORPORATION


Did  Consultant   solicit  the   Applicant's   purchase  of  Mutual  of  America
Institutional Funds, Inc., shares?                               |_| Yes |_| No

How long has Consultant known Applicant?                    (Months or Years)
                                         -------------------

Consultant represents and certifies that: (1) based on the information provided to me by Applicant, the purchase of shares of the Mutual of America Institutional Funds, Inc. (the "Funds") is suitable for the Applicant's stated investment objective(s) and financial position; (2) the Applicant has received the current prospectus for the Funds and any supplements thereto; (3) I am properly licensed with Mutual of America Securities Corporation at the state and federal levels to sell shares of the Funds to Applicant; (4) when I have knowledge of any changes or updates to information provided by Applicant, I will promptly modify the records of Mutual of America Securities Corporation. My suitability determination was based on (check as applicable and attach summaries of discussions or other information obtained):

|_| Discussions with Applicant or Applicant's Adviser

|_| Financial or other information provided by Applicant or its Adviser


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SIGNATURE OF CONSULTANT, AS REGISTERED REPRESENTATIVE OF SECURITIES CORP.


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PRINT NAME                                                            DATE


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SIGNATURE OF REGISTERED PRINCIPAL OF SECURITIES CORP.


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PRINT NAME                                    DATE>


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